Exhibit 99.5

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2001

                                                                                                                      INCREASE
                                                                                                                     (DECREASE)
Line                                                   1ST QTR     2ND QTR     3RD QTR     4TH QTR    TOTAL YEAR   VS PRIOR YEAR
                                                      --------    --------    --------    --------    ----------   -------------
     EARNINGS CONTRIBUTION
          BY SUBSIDIARY ($ MILLIONS)

1       Arizona Public Service                        $     65    $     70    $    108    $     39     $    281       $    (26)
2       Pinnacle West Energy                                --           1          13           4           18             20
3       APS Energy Services                                 (8)         --          (3)         --          (10)             3
4       SunCor                                              --          --           2          --            3             (8)
5       El Dorado                                            1          --          --          --           --             (2)
6       Parent Company                                       4          (4)         42          (7)          35             38
                                                      --------    --------    --------    --------     --------       --------

7          Income Before Accounting Change                  62          67         162          36          327             25

8       Cumulative Effect of Change in Accounting -
           Net of Tax                                       (3)         --         (12)         --          (15)           (15)
                                                      --------    --------    --------    --------     --------       --------

9          Net Income                                 $     59    $     67    $    150    $     36     $    312       $     10
                                                      ========    ========    ========    ========     ========       ========
     EARNINGS PER SHARE
          BY SUBSIDIARY - DILUTED

10      Arizona Public Service                        $   0.76    $   0.82    $   1.27    $   0.46     $   3.30       $  (0.31)
11      Pinnacle West Energy                                --        0.02        0.16        0.04         0.21           0.24
12      APS Energy Services                              (0.10)         --       (0.03)         --        (0.12)          0.04
13      SunCor                                            0.01          --        0.03        0.01         0.04          (0.10)
14      El Dorado                                         0.01          --          --          --           --          (0.02)
15      Parent Company                                    0.05       (0.05)       0.49       (0.09)        0.42           0.44
                                                      --------    --------    --------    --------     --------       --------

16         Income Before Accounting Change                0.73        0.79        1.92        0.42         3.85           0.29

17      Cumulative Effect of Change in Accounting -
           Net of Tax                                    (0.03)         --       (0.15)         --        (0.17)         (0.17)
                                                      --------    --------    --------    --------     --------       --------

18         Net Income                                 $   0.70    $   0.79    $   1.77    $   0.42     $   3.68       $   0.12
                                                      ========    ========    ========    ========     ========       ========

19   BOOK VALUE PER SHARE                             $  28.83    $  28.17    $  29.37    $  29.46     $  29.46       $   1.37

     COMMON SHARES OUTSTANDING -
          DILUTED (THOUSANDS)
20      Average                                         84,966      85,042      84,909      84,824       84,930             (5)
21      End of Period                                   84,718      84,713      84,663      84,724       84,724              9

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2001

                                                                                                                       INCREASE
                                                                                                                      (DECREASE)
Line                                                        1ST QTR    2ND QTR    3RD QTR    4TH QTR    TOTAL YEAR   VS PRIOR YEAR
                                                            -------    -------    -------    -------    ----------   -------------
      ELECTRIC OPERATING REVENUES
          (DOLLARS IN  MILLIONS)
      REGULATED ELECTRICITY SEGMENT
          Retail
22            Residential                                   $   173    $   234    $   328    $   180      $   915       $    34
23            Business                                          199        258        276        219          952            17
                                                            -------    -------    -------    -------      -------       -------
24                Total retail                                  372        492        604        399        1,867            51
          Wholesale revenue on delivered electricity
25            Traditional contracts                              26         55        (10)         2           73           (48)
26            Retail load hedge management                        5        182        364         27          578            17
27        Transmission for others                                 4          5          9          8           26            11
28        Other miscellaneous services                            6          5          6          1           18            (9)
                                                            -------    -------    -------    -------      -------       -------
29                Total regulated electricity                   413        739        973        437        2,562            22
                                                            -------    -------    -------    -------      -------       -------
      MARKETING  AND TRADING SEGMENT
          Delivered marketing and trading
30            Generation sales other than native load            87         51          4          6          148            32
31            Realized margin on electricity trading             12         17         (5)        38           62             6
32            Other delivered electricity (a)                   111        138         51         29          329            87
                                                            -------    -------    -------    -------      -------       -------
33            Total delivered marketing and trading             210        206         50         73          539           125
                                                            -------    -------    -------    -------      -------       -------
      OTHER MARKETING AND TRADING
34        Realized margins on delivered commodities
             other than electricity (a)                          (5)       (12)        (1)         4          (14)           (5)
35        Prior period mark-to-market (gains) losses
             on contracts delivered during current
             period (a)                                           6          5        (37)       (51)          (1)            1
36        Change in mark-to-market for future-period
             deliveries                                          47         35        130         (9)         127           113
                                                            -------    -------    -------    -------      -------       -------
37        Total other marketing and trading                      48         28         92        (56)         112           109
                                                            -------    -------    -------    -------      -------       -------
38    Total marketing and trading                               258        234        142         17          651           234
                                                            -------    -------    -------    -------      -------       -------
39    Total electric operating revenues                     $   671    $   973    $ 1,115    $   454      $ 3,213       $   256
                                                            =======    =======    =======    =======      =======       =======
      ELECTRIC SALES (GWH)

      REGULATED ELECTRICITY SEGMENT
          Retail sales
40            Residential                                     2,121      2,467      3,597      2,149       10,335           554
41            Business                                        2,824      3,445      3,724      3,071       13,064           310
                                                            -------    -------    -------    -------      -------       -------
42                Total retail                                4,945      5,912      7,321      5,220       23,399           864
          Wholesale electricity delivered
43            Traditional contracts                             569        598        (37)        83        1,213          (397)
44            Retail load hedge management                       75        736      1,847        382        3,040        (3,634)
                                                            -------    -------    -------    -------      -------       -------
45                Total regulated electricity                 5,589      7,246      9,131      5,685       27,652        (3,167)
                                                            -------    -------    -------    -------      -------       -------
      MARKETING  AND TRADING SEGMENT
          Delivered marketing and trading
46            Generation sales other than native load           623        436         73        256        1,388          (106)
47            Electricity trading                             2,291      2,359      3,553      3,828       12,031         2,772
48            Other delivered electricity                       759        810        267        746        2,582          (378)
                                                            -------    -------    -------    -------      -------       -------
49            Total delivered marketing and trading           3,673      3,605      3,893      4,830       16,001         2,288
                                                            -------    -------    -------    -------      -------       -------
50    Total electric sales                                    9,263     10,851     13,024     10,515       43,653          (879)
                                                            =======    =======    =======    =======      =======       =======

----------
(a) The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 38 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 33 are included in lines 29 and 32. For example, line 33 shows that a prior-period mark-to-market gain of $1 million was transferred to "realized" for the total year 2001. Lines 29 and 32 include amounts totaling $1 million of realized revenues for the year 2001.

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2001

                                                                                                                         INCREASE
                                                                                                                        (DECREASE)
Line                                                            1ST QTR    2ND QTR    3RD QTR    4TH QTR   TOTAL YEAR  VS PRIOR YEAR
                                                                -------    -------    -------    -------   ----------  -------------
      MARKETING AND TRADING SEGMENT
           PRETAX GROSS MARGIN ANALYSIS
          (DOLLARS IN  MILLIONS)

      REALIZED AND MARK-TO-MARKET COMPONENTS
      Current Period Effects
          Realized margin on delivered commodities
              Electricity
51                Generation sales other than native load       $    48    $    26    $     3    $     3     $    80      $    26
52                Other electricity marketing and trading (a)         4         43         14         56         117           48
                                                                -------    -------    -------    -------     -------      -------
53                Total electricity                                  52         69         17         59         197           74
54            Other commodities (a)                                  (5)       (12)        (1)         4         (14)          (5)
                                                                -------    -------    -------    -------     -------      -------
55            Total realized margin                                  47         57         16         63         183           69
                                                                -------    -------    -------    -------     -------      -------
          Prior-period mark-to-market (gains) losses on
             contracts delivered during current period
56            Electricity (a)                                         1         --        (38)       (38)        (11)          (9)
57            Other commodities (a)                                  12          5          1         (4)         25           25
58            Charge related to trading activities with Enron
                 and its affiliates                                  --         --         --         (8)         (8)          (8)
                                                                -------    -------    -------    -------     -------      -------
59            Subtotal                                               13          5        (37)       (50)          6            8
                                                                -------    -------    -------    -------     -------      -------
60        Total current period effects (b)                           60         62        (21)        13         189           77
                                                                -------    -------    -------    -------     -------      -------
      Change in mark-to-market gains (losses) for
         future period deliveries (b)
61        Electricity                                                45         42        126         (2)        146          139
62        Other commodities                                           2         (6)         3         (7)        (18)         (25)
                                                                -------    -------    -------    -------     -------      -------
63        Total future period effects                                47         36        129         (9)        128          114
                                                                -------    -------    -------    -------     -------      -------
64    Total gross margin                                        $   107    $    98    $   108    $     4     $   317      $   191
                                                                =======    =======    =======    =======     =======      =======

FUTURE MARKETING AND TRADING MARK-TO-MARKET REALIZATION

As of December 31, 2001, Pinnacle West had accumulated mark-to-market net gains of $138.0 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2002, $43.0 million; 2003, $22.6 million; 2004, $23.6 million; 2005 and thereafter, $48.8 million.

----------
(a) The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 59 and in line 63 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 55 are included in line 51. The opposites of amounts included in line 56 are included in line 53. For example, line 55 shows that a prior-period mark-to-market gain of $11 million was transferred to "realized" for the total year 2001. A $11 million realized gain is included in the $117 million on line 51 for the total year 2001.
(b) Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2001

                                                                                                                 INCREASE
                                                                                                                (DECREASE)
Line                                                  1ST QTR    2ND QTR    3RD QTR    4TH QTR    TOTAL YEAR   VS PRIOR YEAR
                                                      -------    -------    -------    -------    ----------   -------------
      MARKETING AND TRADING SEGMENT
           PRETAX GROSS MARGIN ANALYSIS (CONTINUED)
          (DOLLARS IN  MILLIONS)

      BY COMMODITY SOLD OR TRADED

65    Electricity                                     $    98    $   111    $   105    $    15      $   328       $   201
66    Natural gas                                          (3)       (12)         9         (3)          (8)          (15)
67    Coal                                                 14          2         (2)        (6)           7            10
68    Emission allowances                                  (2)        (3)        (4)        (2)         (10)           (5)
69    Other                                                --         --         --         --           --            --
                                                      -------    -------    -------    -------      -------       -------
70        Total gross margin                          $   107    $    98    $   108    $     4      $   317       $   191
                                                      =======    =======    =======    =======      =======       =======
      BY PINNACLE WEST ENTITY

      Parent company marketing and trading division
71        Generation sales other than native load     $    --    $    --    $    --    $    --      $    --       $    --
72        Other marketing and trading                       7          3         74         (6)          78            80
      APS
73        Generation sales other than native load          48         26          2          3           79            25
74        Other marketing and trading                      53         68         32          3          156            82
      Pinnacle West Energy
75        Generation sales other than native load          --         --         --         --           --            --
76        Other marketing and trading                      --         --         --         --           --            --
      APS ES
77        Other marketing and trading                      (1)         1         --          4            4             4
                                                      -------    -------    -------    -------      -------       -------
78    Total gross margin before income taxes          $   107    $    98    $   108    $     4      $   317       $   191
                                                      =======    =======    =======    =======      =======       =======

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2001

                                                                                                                 INCREASE
                                                                                                                (DECREASE)
Line                                         1ST QTR      2ND QTR      3RD QTR      4TH QTR     TOTAL YEAR    VS PRIOR YEAR
                                            ---------    ---------    ---------    ---------    ----------    --------------
      AVERAGE ELECTRIC CUSTOMERS

      Retail customers
79        Residential                         775,317      770,335      773,321      786,382       776,339          27,054
80        Business                             97,222       98,065       98,874       98,631        98,198           4,070
                                            ---------    ---------    ---------    ---------     ---------       ---------
81            Total                           872,539      868,400      872,195      885,013       874,537          31,124
82    Wholesale customers                          68           66           66           66            66              (1)
                                            ---------    ---------    ---------    ---------     ---------       ---------
83            Total customers                 872,607      868,466      872,261      885,079       874,603          31,123
                                            =========    =========    =========    =========     =========       =========

84    Customer Growth (% over prior year)         4.0%         3.9%         3.7%         3.2%          3.7%           (0.4)%

      RETAIL SALES (GWH) -
         WEATHER NORMALIZED

85    Residential                               2,037        2,238        3,354        2,138         9,767             208
86    Business                                  2,825        3,339        3,633        3,021        12,818             126
                                            ---------    ---------    ---------    ---------     ---------       ---------
87            Total                             4,862        5,577        6,987        5,159        22,585             334
                                            =========    =========    =========    =========     =========       =========
      RETAIL USAGE
          (KWH/AVERAGE CUSTOMER)

88    Residential                               2,737        3,203        4,651        2,733        13,312             259
89    Business                                 29,047       35,130       37,666       31,136       133,037          (2,459)

      RETAIL USAGE -
           WEATHER NORMALIZED
          (KWH/AVERAGE CUSTOMER)

90    Residential                               2,627        2,905        4,337        2,719        12,581            (177)
91    Business                                 29,057       34,049       36,747       30,629       130,532          (4,305)

      ELECTRICITY DEMAND (MW)

92    System peak demand                        3,661        5,358        5,687        3,898         5,687             209

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2001

                                                                                                                      INCREASE
                                                                                                                     (DECREASE)
Line                                                        1ST QTR    2ND QTR    3RD QTR    4TH QTR   TOTAL YEAR   VS PRIOR YEAR
                                                            -------    -------    -------    -------   ----------   -------------
      ENERGY SOURCES (GWH)

      Generation production
93        Nuclear                                             2,261      1,985      2,320      1,819       8,385          (456)
94        Coal                                                2,901      3,245      3,223      3,203      12,572            63
95        Gas, oil and other                                  1,007      1,256      1,157        574       3,994         1,210
                                                            -------    -------    -------    -------     -------       -------
96            Total                                           6,169      6,486      6,700      5,596      24,951           817
                                                            -------    -------    -------    -------     -------       -------
      Purchased power
97        Firm load                                             170        845      1,734        212       2,961           446
98        Marketing and trading                               3,126      3,905      5,667      4,955      17,653        (1,240)
                                                            -------    -------    -------    -------     -------       -------
99            Total                                           3,296      4,750      7,401      5,167      20,614          (794)
                                                            -------    -------    -------    -------     -------       -------
100           Total energy sources                            9,465     11,236     14,101     10,763      45,565            23
                                                            =======    =======    =======    =======     =======       =======
      POWER PLANT PERFORMANCE

      Capacity Factors
101       Nuclear                                                96%        84%        97%        76%         88%           (5)%
102       Coal                                                   78%        87%        85%        85%         84%            1%
103       Gas, oil and other                                     39%        46%        38%        20%         37%           10%
104       System average                                         71%        73%        73%        62%         70%            1%

      Generation Capacity Out of Service and Replaced for
      Native Load (average MW/day)
105       Nuclear                                                57        180         26        246         127            47
106       Coal                                                  284        166        129         90         167            13
107       Gas                                                    36         52         24         16          32            10
108           Total                                             376        398        179        352         326            70

109   Generation Fuel Cost ($/MWh)                          $ 19.64    $ 19.28    $ 13.21    $ 12.51     $ 16.22       $  2.50

See Glossary of Terms.

                                                             Last Updated 5/2/03

                        Pinnacle West Capital Corporation

                       Consolidated Statistics By Quarter
                                      2001

                                                                                                                        INCREASE
                                                                                                                       (DECREASE)
Line                                                     1ST QTR     2ND QTR     3RD QTR     4TH QTR    TOTAL YEAR   VS PRIOR YEAR
                                                        --------    --------    --------    --------    ----------   -------------
       ENERGY MARKET INDICATORS (a)

       Electricity Average Daily Spot Prices ($/MWh)
           On-Peak
110            Palo Verde                               $ 214.21    $ 182.71    $  49.80    $  26.89     $ 118.41       $   6.98
111            SP15                                     $ 219.66    $ 186.30    $  45.61    $  28.38     $ 119.99       $  12.64
           Off-Peak
112            Palo Verde                               $ 130.40    $  70.32    $  27.22    $  18.33     $  61.57       $   8.55
113            SP15                                     $ 159.80    $  84.78    $  28.92    $  20.41     $  73.48       $  12.74

       WEATHER INDICATORS

       Actual
114        Cooling degree-days                               106       1,733       2,663         620        5,122            539
115        Heating degree-days                               657          43          --         460        1,160            192
116        Average humidity                                   50%         25%         31%         39%          36%             2%
       10-Year Averages
117        Cooling degree-days                                77       1,478       2,489         395        4,439             --
118        Heating degree-days                               546          34          --         433        1,013             --
119        Average humidity                                   45%         25%         34%         40%          36%             0%

       ECONOMIC INDICATORS

       Building Permits -- Metro Phoenix (b)
120        Single-family                                   8,783       9,394       8,384       6,304       32,865            356
121        Multi-family                                    3,925       1,833       2,514         732        9,004         (1,224)
                                                        --------    --------    --------    --------     --------       --------
122            Total                                      12,708      11,227      10,898       7,036       41,869           (868)
                                                        ========    ========    ========    ========     ========       ========
       Arizona Job Growth  (c)
123        Payroll job growth (% over prior year)            2.4%        1.5%        0.8%       (0.7)%        1.0%          (2.7)%
124        Unemployment rate (%, seasonally adjusted)        3.9%        4.4%        4.9%        5.7%         4.7%           0.8%

----------
Sources:
(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security

See Glossary of Terms.